UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

ATN International, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! ATN INTERNATIONAL, INC. 500 CUMMINGS CENTER, SUITE 2450 BEVERLY, MA 01915 ATN INTERNATIONAL, INC. 2021 Annual Meeting Vote by June 9, 2021 11:59 PM ET You invested in ATN INTERNATIONAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 10, 2021. Get informed before you vote View the Proxy Statement, Letter to Stockholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 10, 2021 9:00 a.m., EDT 500 Cummings Center, Suite 2450 Beverly, MA 01915 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote promptly, visit www.ProxyVote.com Control # D52867-P53785

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D52868-P53785 1. Election of 7 Directors Nominees: 1c. Richard J. Ganong 1a. Bernard J. Bulkin 1d. John C. Kennedy 1b. James S. Eisenstein 1e. Pamela F. Lenehan 1f. Liane J. Pelletier 1g. Michael T. Prior 2. Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021. NOTE: In their discretion the Proxies are authorized to vote upon such other further business, if any, as may properly come before the meeting or any adjournment or postponement thereof. For For For For For For For For